Scudder
Latin America
Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

For investors seeking long-term capital appreciation through investment primarily in the securities of Latin American issuers.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                                    In Brief


o Scudder Latin America Fund provided a total return of 23.25% for the fiscal year concluded October 31, 1997.

o An October reversal in Latin American stock markets reflected growing concern among investors for the financial health of all emerging markets in the wake of the earlier collapse of stock markets and exchange rates in southeast Asia.

o In light of a Brazilian austerity program designed to boost investor confidence, the Fund took advantage of distressed prices to add to select holdings in both Brazil and Mexico.



                                Table of Contents

   3  Letter from the Fund's Chairman     18  Notes to Financial Statements
   4  Performance Update                  22  Report of Independent Accountants
   5  Portfolio Summary                   23  Tax Information
   6  Portfolio Management Discussion     24  Stockholder Meeting Results
  11  Investment Portfolio                28  Officers and Directors
  14  Financial Statements                29  Investment Products and Services
  17  Financial Highlights                30  Scudder Solutions


                         2 - Scudder Latin America Fund

                         Letter from the Fund's Chairman


Dear Shareholders,

     We are pleased to present the annual report for Scudder Latin America Fund, covering the 12-month period ended October 31, 1997.

     As detailed in the management discussion that follows, the Fund provided a strong total return of 23.25% over the fiscal year, despite a crisis of confidence in emerging markets that spread to Latin America in October. Recent volatility in world stock markets has highlighted the importance of maintaining a diversified investment portfolio. As an investor in Scudder Latin America Fund, you already know that a well-rounded investment program should include international stocks, in addition to small- and large-capitalization domestic equity, fixed-income, and cash holdings. For most investors, a properly diversified portfolio, combined with a long-term perspective based on one's financial objectives has proven the best approach. We believe Scudder Latin America Fund remains well-positioned to capitalize on the opportunities for long-term capital appreciation to be found in the region's equity markets.

     For those of you interested in hearing about new products, we would like to take this opportunity to introduce Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach or add balance to more aggressive overseas holdings may appreciate the Fund's emphasis on the dividend-paying stocks of established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 29.

     If you have any questions regarding Scudder Latin America Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Thank you for your continued investment in Scudder Latin America Fund.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Latin America Fund


                         3 - Scudder Latin America Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97         $10,000   Cumulative  Annual
------------------------------------------------
SCUDDER LATIN AMERICA FUND
TICKER SYMBOL:     SLAFX
------------------------------------------------
1 Year          $ 12,325     23.25%    23.25%
Life of Fund*   $ 22,348    123.48%    17.84%
------------------------------------------------
IFC LATIN AMERICA INVESTABLE TOTAL RETURN INDEX
------------------------------------------------
1 Year          $ 12,268     22.68%    22.68%
Life of Fund*   $ 16,796     67.96%    11.32%
------------------------------------------------
*The Fund commenced operations on December 8, 1992.
 Index comparisons begin December 31, 1992.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LATIN AMERICA FUND
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,560
10/93          $14,728
4/94           $16,603
10/94          $19,651
4/95           $13,558
10/95          $13,567
4/96           $16,623
10/96          $17,407
4/97           $21,907
10/97          $21,455

IFC LATIN AMERICA INVESTABLE
TOTAL RETURN INDEX
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,047
10/93          $13,041
4/94           $15,042
10/94          $18,352
4/95           $11,760
10/95          $11,480
4/96           $13,412
10/96          $13,691
4/97           $16,928
10/97          $16,796

The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                               1993*       1994         1995        1996         1997
                             -----------------------------------------------------------
NET ASSET VALUE.........    $ 18.41      $ 24.44      $ 16.22      $ 20.63      $ 25.12
INCOME DIVIDENDS........    $    --      $   .06      $    --      $   .15      $   .26
CAPITAL GAINS
DISTRIBUTIONS...........    $    --      $   .06      $   .73      $    --      $    --
FUND TOTAL RETURN (%)...      53.42**      33.43       -30.96        28.31        23.25
INDEX TOTAL RETURN (%)..      28.72        48.17       -37.44        19.26        22.68

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.
**Total return does not reflect the effect to the shareholder of the applicable redemption fees.

                         4 - Scudder Latin America Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)
---------------------------------------------------------------------------
Brazil                             42%
Mexico                             33%
Argentina                          17%
Chile                               2%
Peru                                2%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------
Holdings in the three major markets of
Brazil, Mexico and Argentina account
for more than 90% of the Fund's equity
position.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples                   26%
Communications                     21%
Energy                             12%
Utilities                          10%
Financial                           9%
Manufacturing                       8%
Consumer Discretionary              6%
Other                               8%
--------------------------------------
                                  100%
--------------------------------------
Latin America has a huge and growing
consumer base, and the region's
industrialization is supporting the
communications, energy, and utility
sectors as well.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(44% of Portfolio)
--------------------------------------------------------------------------
1.   TELEFONOS DE MEXICO S.A. DE C.V.
     Telecommunication services in Mexico
2.   YPF S.A.
     Petroleum company in Argentina
3.   TELECOMUNICACOES BRASILEIRAS S.A.
     Telecommunication services in Brazil
4.   KIMBERLY CLARK DE MEXICO S.A. DE C.V.
     Producer of consumer paper products in Mexico
5.   COMPANHIA ENERGETICA DE MINAS GERAIS
     Electric power utility in Brazil
6.   CIFRA S.A. DE C.V.
     Discount retailer in Mexico
7.   CENTRAIS ELECTRICAS BRASILEIRAS S/A
     Electric Utility in Brazil
8.   PANAMERICAN BEVERAGES, INC.
     Soft drink bottler in Mexico
9.   COMPANHIA CERVEJARIA BRAHMA
     Leading beer producer and distributor in Brazil
10.  BANCO BRADESCO S.A.
     Bank in Brazil

Privatization has created
investment opportunities among
telecommunications and utility
companies.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                         5 - Scudder Latin America Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Latin America Fund provided a total return of 23.25% for the fiscal year concluded October 31, 1997. This compared with a total return of 22.68% for the unmanaged International Finance Corporation's Latin America Investable Total Return Index. Details of the performance of the country components of the IFC Index for the fiscal year are provided in the adjacent table.

While the Fund's performance for the period was satisfactory, returns to shareholders would have been dramatically higher were it not for the collapse of Latin American stock markets during the month of October, as indicated by the decline of the Fund's net asset value from $31.07 per share at the end of September to $25.12 on October 31. The 19.2% decrease in net asset value over October essentially mirrored the fall that month in the IFC-Brazil Index of 24.6%, the 18.9% decline in the IFC-Mexico Index, and the 18.5% reversal in the IFC-Argentina Index. Holdings in these three important Latin American countries accounted for 75% of the IFC Investable Index on October 31, and 92% of the Fund's equity portfolio. It was essentially impossible for any diversified Latin American equity portfolio to escape the damage to the region's stock prices in October.

                Southeast Asian Difficulties Impact Latin America

October's stock market reversal no doubt reflected growing concern among investors for the financial health of all emerging markets in the wake of the collapse of stock markets and exchange rates for the so-called southeast Asian
Tigers: Thailand, Indonesia, Malaysia, Singapore, and the Philippines. Brazil was especially vulnerable to heightened sensitivity to country risk among investors due to the country's prominence in the emerging market universe and its procrastination in dealing forcefully with a sizable budget deficit and growing current account deficit. As we saw in 1995 following the devaluation of the Mexican peso, financial shocks in one Latin American market can spill over into others, even in the absence of any economic logic for this to occur. All of the other major regional stock markets were caught in the downdraft of the Brazilian market.


PRINTED DOCUMENT CONTAINS A HORIZONTAL BAR CHART HERE:

CHART TITLE:
Investment Returns in Latin American
Stock Markets

CHART PERIOD:
(12 months ended October 31, 1997)


Argentina                 +21.5%

Brazil                    +19.7%

Chile                     + 3.4%

Colombia                  +37.3%

Mexiao                    +36.4%

Peru                      + 9.7%

Venezuela                 +52.2%

IFC Latin America         +22.7%
Investable Index

Source: IFC Emerging Markets Database.
Past performance is no guarantee of future results.

The linkage between Brazil and the misfortunes of the Asian Tigers is not that clear on first analysis. Brazil's economy is greater than the combined gross domestic product of the five Tigers, and it has little in common with their most publicized sources of vulnerability. The Brazilian banking system, for example,

                         6 - Scudder Latin America Fund
is sound, its corporate sector is not highly leveraged, exports are not a significant source of economic activity, the stock market's capitalization is not exaggerated relative to the size of the economy, the real estate market is not a speculative bubble, and the economy is clearly not overheated.

What Brazil has in common with the southeast Asian countries is a fragile external account position. Brazil's current account deficit for 1997 is estimated to be $34 billion, equal to about 4.4% of projected gross domestic product. This is not a danger in and of itself, but the current account deficit plus the estimated public and private sector debt amortizations of $21 billion point to a financing requirement for the current year of some $55 billion. This is approximately $30 billion more than the projected $25 billion inflow from foreign portfolio and direct investments. In addition, some economists had forecast a financing requirement of an additional $30 billion for next year. Closing the gap in the country's 1997-98 external financing requirement would require either a rolling over of debt and/or interest payments or a drawdown in the country's foreign exchange reserves (estimated at $62 billion at the end of September), or some combination of both.

Brazil's ability to persuade investors to rollover maturing debt depends on its ability to hold investor confidence in the government's management of the economy. With confidence in scarce supply following the crisis in southeast Asia, fears of a major currency devaluation took hold, nourished in large part by the limited room for maneuvering that appeared to characterize the management of Brazil's external balances.

                     Brazil Responds to Crisis of Confidence

During the peak of the October crisis, stock prices for many of Brazil's leading corporations were marked down by 35% to 40% or more in dollar terms. This was, in effect, a devaluation of the country's productive assets that was well in excess of any potential devaluation of the exchange rate, and the Fund took advantage of distressed prices to add to select holdings in Brazil and Mexico. A similar investment opportunity was presented the Fund in 1995, when Argentina's stock market was ravaged by fears of an exchange rate devaluation that never occurred.

It is easy for investors to lose confidence in a government's ability to manage a crisis when one is in the middle of a financial meltdown, which is what Brazil experienced during October. Events in southeast Asia were a wake-up call for Brazil to address its external account imbalances quickly and with credibility. President Cardoso's administration responded with an austerity plan that entailed a sharp cut in the fiscal deficit, imposition of sky-high real interest rates, higher taxes and tariffs, and an acceleration of the privatization program. As we saw in 1995 in both Mexico and Argentina, a speedy government response with a tough austerity program quickly soothes a jittery market. Brazil learned this lesson well.

As a result of the government's austerity program, the Brazilian economy will grow from 1% to 2% next year, the lowest growth rate within the region. There is

                         7 - Scudder Latin America Fund
a chance, in fact, that the economy will show no growth at all in 1998. On the other hand, demand for imports clearly should decline, and a lower trade deficit and the receipt of upwards of $40 billion of privatization revenues in 1998, coupled with a decline in the amortization requirement for external debt, could bring the external financing gap to less than $10 billion. This funding gap would be managed without the need for a major currency devaluation. We believe, in fact, that Brazil will be able to avoid a devaluation. Apart from the tough measures taken by the Cardoso administration to dampen demand and bolster the confidence of investors, Congress has at last begun to address the government's public employment and social security reforms.

Brazil's brush with financial market volatility reminds us how dependent most of the Latin American countries are on external savings to finance their economic development. Chile is an important exception to this, due to that country's high savings rate. To the extent domestic savings are not sufficient to replace a country's dependence on external funds, except at the cost of lower investment and economic growth, Latin American governments are not autonomous agents in setting and executing public policy, even though they may believe otherwise.

Strictly speaking, Latin American governments are free to reject the monetary and fiscal disciplines foreign investors may from time to time seek to impose as a condition for their continued willingness to finance the development process. Such sovereign pride carries a steep cost, as the aftermath of the debt crises of the 1980s so clearly demonstrated. Mexico and Argentina in 1995 and Brazil in 1997 were willing to impose growth-threatening austerity programs in order to deal with external account imbalances and the loss of investor confidence because the longer-term costs of not doing so were greater.



 Economic Growth Forecasts (GDP)
 -------------------------------

   Country            1996        1997*      1998*
   -------            ----        -----      -----


   Argentina          4.4%        6-7%        5-6%

   Brazil             2.9%        3-4%        1-2%

   Chile              7.2%        5-6%        5-6%

   Colombia           2.1%        1-2%        4-5%

   Mexico             5.1%        5-6%        5-6%

   Peru               2.8%        5-6%        5-6%

   Venezuela         (1.6%)       4-5%        5-6%


* Estimated. Estimates may prove inaccurate and, even if accurate, may not correlate with market activity. Source: Scudder Latin America Group.


                  Austerity Program Supports Outlook in Brazil

Since the Mexican peso devaluation in late 1994, most of the volatility in the Fund's performance has been attributable to country risk rather than risks specific to companies held by the portfolio. As long as Latin America depends on a significant amount of external savings, generally in the form of debt


                         8 - Scudder Latin America Fund
financings, to supplement inadequate domestic savings, the region will continue to be vulnerable to the investment decisions and preferences of investors over whom local governments have no direct control. The potential for a divergence of interest between governments and foreign investors will likely remain an important source of volatility until domestic savings are able to play the dominant role in financing growth. That may take years to achieve, although the importance of promoting higher domestic savings rates is well-understood and reforms are in place in most countries to achieve that goal.


 Country Weightings
 (October 31, 1997)
 ------------------------------------

                     Scudder Latin        IFC Index
   Country            America Fund*       Weighting
   -------            -------------       ---------


   Argentina                17%            10.8%

   Brazil                   42%            32.5%

   Chile                     2%            15.1%

   Colombia                  2%             3.6%

   Mexico                   33%            31.9%

   Panama                    1%               0%

   Peru                      2%             3.0%

   Venezuela                 1%             3.1%

* Excludes Fund's assets in cash equivalents.


                           Scudder Latin America Fund:
                          A Team Approach to Investing

Scudder Latin America Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Mr. Games joined Scudder's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Ms. Kenney, who joined the Fund's team in 1996, has 10 years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Mr. Rogers joined Scudder in 1994 and has over 10 years of investment experience.



                         9 - Scudder Latin America Fund

The Fund has pursued a strategy of adding to its equity holdings when periods of economic stress have required a government to place its country on an austerity path. Austerity programs seem to work relatively quickly in Latin America for a variety of historical reasons, and stock markets there also tend to recover rapidly. Almost all of the Mexican companies which the Fund owned prior to the 1994 devaluation, for example, are currently worth more in dollar terms than they were prior to the devaluation. We believe the Brazilian portion of the portfolio will also recover from its recent depressed levels, as that country manages through its currency crisis. We cannot avoid country risk, of course, but we can build the portfolio around companies with a demonstrated record of dealing successfully with the risks of location.

Sincerely,

Your Portfolio Management Team

/s/Edmund B. Games, Jr.          /s/Tara C. Kenney

Edmund B. Games, Jr.             Tara C. Kenney


/s/Paul H. Rogers

Paul H. Rogers

                         10 - Scudder Latin America Fund

                   Investment Portfolio as of October 31, 1997

                                                                                             Principal               Market
                                                                                          Amount (U.S.$)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%,
  to be repurchased at $21,712,308 on 11/3/97, collateralized by a                                                ------------
  $21,434,000 U.S. Treasury Note, 6%, 7/31/02 (Cost $21,702,000) ........................     21,702,000            21,702,000
                                                                                                                  ------------
Certificates Of Deposit 2.9%
------------------------------------------------------------------------------------------------------------------------------
Societe Generale North America, 5.59%, 11/4/97 (Cost $25,000,000) .......................     25,000,000            25,000,000
                                                                                                                  ------------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Equity Securities 94.6%
------------------------------------------------------------------------------------------------------------------------------
Argentina 15.9%
Astra CAPSA (Petroleum company) .........................................................        974,100             1,520,516
BI S.A. "A" (Venture capital company) (b) ...............................................      3,000,000             3,240,000
Bagley y Cia Ltd. S.A. "B" (Producer of cookies and biscuits) ...........................      2,868,651             5,051,882
Nobleza Piccardo S.A. (Tobacco company) .................................................      1,004,177             5,325,360
Perez Companc S.A. "B" (Industrial conglomerate) ........................................      3,034,245            19,005,872
Quilmes Industrial S.A. (Leading beer distributor) ......................................        942,443            11,780,538
Quilmes Industrial S.A. (ADR) ...........................................................        638,500             7,901,438
Telecom Argentina S.A. "B" (Telecommunication services) .................................      2,007,106            10,041,605
Telecom Argentina S.A. "B" (ADR) ........................................................        440,000            11,137,500
Telefonica de Argentina S.A. "B" (Telecommunication services) ...........................      1,004,962             2,835,708
Telefonica de Argentina S.A. "B" (ADR) ..................................................        300,000             8,437,500
YPF S.A. "D" (ADR) (Petroleum company) ..................................................      1,600,000            51,200,000
                                                                                                                  ------------
                                                                                                                   137,477,919
                                                                                                                  ------------
Brazil 39.8%
Aracruz Celulose S.A. "B" (ADR) (Producer of eucalyptus kraft pulp) .....................        720,400            10,806,000
Banco Bradesco S.A. (pfd.) (Commercial bank) ............................................  3,736,277,111            27,790,351
Banco Itau S.A. (pfd.) (Bank) ...........................................................     61,009,600            24,626,307
Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) ........................     75,000,000            32,450,451
Cia. Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Operator of
  hypermarkets, supermarkets and convenience stores) ....................................        304,800             5,638,800
Companhia Cervejaria Brahma (pfd.) (Leading beer producer and distributor) ..............     47,026,569            29,432,929
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ....................    925,875,000            36,952,696
Companhia Paranaense de Energia (pfd.) (Electric utility) ...............................    370,400,000             4,471,880
Companhia Paranaense de Energia (voting) ................................................    678,600,400             7,940,446

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Latin America Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Companhia Petroquimica do Sul S.A. (voting) (Chemical producer) .........................     65,808,000             2,357,854
Companhia Suzano de Papel e Celulose S.A. (pfd.) (Paper products) .......................      2,995,840             6,494,678
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ...............        300,800             5,866,207
Empresa Brasileira de Compressores S.A. (pfd.) (Manufacturer of electrical
  equipment) ............................................................................      3,469,000             1,195,719
Industrias Klabin de Papel e Celulose S.A. (pfd.) (Producer of paper and
  paper products, newsprint, and cardboard boxes) .......................................     15,480,000            11,935,235
Lojas Americanas S.A. (pfd.)* (Discount department store chain) .........................    157,100,000             1,282,507
Lojas Americanas S.A. (voting)* (b) .....................................................    438,708,380             3,979,395
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) .....................................    140,000,000            26,032,927
S/A White Martins (voting) (Chemical company) ...........................................      4,056,655             6,807,391
Telecomunicacoes Brasileiras S.A. (ADR) (Telecommunication services) ....................        500,000            50,750,000
Telecomunicacoes de Sao Paulo S.A. (pfd.) (Telecommunication services) ..................     80,410,000            21,006,014
Telecomunicacoes de Sao Paulo S.A.  Rights* .............................................      4,193,409                 1,997
Telecomunicacoes do Parana S.A. (pfd.) (Telecommunication services) .....................     14,131,986             7,370,630
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Non-coated flat products and
  electrolytic galvanized products) .....................................................      2,730,000            19,810,422
                                                                                                                  ------------
                                                                                                                   345,000,836
                                                                                                                  ------------
Chile 2.1%
Compania de Telefonos de Chile, S.A. (ADR) (Telecommunication services) .................        432,500            12,001,875
Santa Isabel S.A. (ADR) (Supermarket chain) .............................................        330,000             6,105,000
                                                                                                                  ------------
                                                                                                                    18,106,875
                                                                                                                  ------------
Colombia 1.9%
Bavaria S/A (Producer and distributor of beer and other malt beverages,
  mineral water and soft drinks) ........................................................        801,761             8,469,196
Colombiana de Tabaco S.A. (Tobacco producer) ............................................        821,871             3,011,338
Compania Nacional de Chocolates (Chocolate and coffee producer) .........................        406,643             3,265,190
Industrias Alimenticias Noel (Food products company) ....................................        502,816             1,959,914
                                                                                                                  ------------
                                                                                                                    16,705,638
                                                                                                                  ------------
Mexico 31.0%
Apasco, S.A. de C.V. (Cement producer) ..................................................      1,908,000            11,618,866
Cifra S.A. de C.V. "A" (Discount retailer) ..............................................      1,182,623             2,171,790
Cifra S.A. de C.V. "C" ..................................................................     17,801,000            30,819,642
Grupo Continental, S.A. "B" (Soft drink bottler) ........................................      7,005,750            19,239,672
Grupo Embotellador de Mexico S.A. de C.V. "B" (Soft drink bottler) (b) ..................      6,544,500             5,704,460
Grupo Embotelladora Unidas S.A. de CV "B"* (Soft drink producer) ........................      1,859,134             3,995,751
Grupo Financiero Inbursa, S.A. de C.V. "B" (Brokerage, insurance, banking and
  leasing services) .....................................................................      3,334,000            11,743,642

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Latin America Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and other baked
  goods) ................................................................................      1,810,000            13,637,134
Grupo Industrial Maseca S.A. de C.V. (ADR) (Food producer) ..............................        822,600            11,979,113
Grupo Modelo S.A. "C" (Leading brewery) .................................................      2,303,000            17,324,060
Kimberly Clark de Mexico S.A. de C.V. "A" (Consumer paper products and
  newsprint) ............................................................................      9,213,000            40,427,194
Organizacion Soriana S.A.  de CV "A" (Retailer) .........................................      3,947,022            13,148,885
Panamerican Beverages Inc. "A" (Soft drink bottler) .....................................        991,600            30,739,600
TV Azteca, S.A. de C.V.* (Owner and operator of television networks) ....................        331,024             1,581,010
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) .................      1,200,000            51,900,000
Tubos de Acero de Mexico SA* (New) (Manufacturer of various types of pipes,
  casings and tubing) ...................................................................        125,000             2,523,438
                                                                                                                  ------------
                                                                                                                   268,554,257
                                                                                                                  ------------
Panama 1.1%
Banco Latinoamericano de Exportaciones, S.A. "E" (Bank) .................................        245,700             9,766,575
                                                                                                                  ------------
Peru 2.2%
Cementos Lima S.A. "T" (Cement producer) ................................................      1,478,352             3,055,842
Embotellador Latinoamericana S.A. "T"* (Soft drink bottler) .............................      6,834,249             4,595,617
Industrias Pacocha S.A. "T" (Food producer) .............................................      4,755,022             2,225,084
Union de Cerveceria Backus & Johnston S.A. "T" (Producer of malted,
  nonalcoholic and carbonated drinks) ...................................................      9,435,397             8,621,881
                                                                                                                  ------------
                                                                                                                    18,498,424
                                                                                                                  ------------
Venezuela 0.6%
Mavesa S.A. (ADR) (Food processor) ......................................................        682,875             5,121,563
------------------------------------------------------------------------------------------------------------------------------
Total Equity Securities (Cost $713,440,030)                                                                        819,232,087
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $760,142,030) (a)                                                        865,934,087
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $763,202,132. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $102,731,955. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $155,047,738 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $52,315,783.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $12,923,855 (1.46% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $19,211,045. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Latin America Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $760,142,030) ..................   $ 865,934,087
                 Foreign currency holdings, at market (identified cost
                 $5,925,521) ............................................................       5,925,915
                 Receivable for investments sold ........................................      19,595,046
                 Receivable for Fund shares sold ........................................       2,617,098
                 Dividends and interest receivable ......................................       1,308,124
                 Deferred organization expenses .........................................           1,544
                 Other assets ...........................................................          20,052
                                                                                            ----------------
                 Total assets ...........................................................     895,401,866
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................       5,567,395
                 Payable for Fund shares redeemed .......................................       5,037,662
                 Accrued management fee .................................................       1,186,601
                 Other payables and accrued expenses ....................................       1,055,159
                                                                                            ----------------
                 Total liabilities ......................................................      12,846,817
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 882,555,049
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ....................................       5,604,292
                 Unrealized appreciation (depreciation) on:
                    Investments .........................................................     105,792,057
                    Foreign currency related transactions ...............................         (61,232)
                 Accumulated net realized gain ..........................................      35,934,603
                 Paid-in capital ........................................................     735,285,329
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 882,555,049
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($882,555,049 / 35,131,733 shares of capital stock
                    outstanding, $.01 par value, 100,000,000 shares                         ----------------
                    authorized) .........................................................          $25.12
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Latin America Fund

                             Statement of Operations
                           year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Dividends (net of foreign taxes withheld of $851,259) ..................   $  22,783,195
                 Interest ...............................................................       3,617,820
                                                                                            ----------------
                                                                                               26,401,015
                                                                                            ----------------
                 Expenses:
                 Management fee .........................................................      11,527,321
                 Services to shareholders ...............................................       2,835,182
                 Custodian and accounting fees ..........................................       2,418,626
                 Directors' fees and expenses ...........................................          63,327
                 Reports to shareholders ................................................         293,300
                 Auditing ...............................................................          84,172
                 Legal ..................................................................          17,897
                 Registration fees ......................................................         103,664
                 Amortization of organization expenses ..................................          16,093
                 Other ..................................................................          76,995
                                                                                            ----------------
                 Total expenses before reductions .......................................      17,436,577
                 Expense reductions .....................................................         (28,889)
                                                                                            ----------------
                 Expenses, net ..........................................................      17,407,688
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          8,993,327
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ............................................................     109,466,337
                 Foreign currency related transactions (net of CPMF tax
                 of $374,347) ...........................................................     (1,270,623)
                                                                                            ----------------
                                                                                              108,195,714
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................      26,945,985
                 Foreign currency related transactions ..................................         (37,673)
                                                                                            ----------------
                                                                                               26,908,312
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                          135,104,026
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $ 144,097,353
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Latin America Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................  $  8,993,327    $  7,818,361
                 Net realized gain (loss) from investment transactions .......   108,195,714      (6,217,760)
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ...........................    26,908,312     136,952,370
                                                                                --------------  --------------
                 Net increase in net assets resulting from operations ........   144,097,353     138,552,971
                                                                                --------------  --------------
                 Distributions to shareholders from net investment income ....    (7,655,243)     (4,560,568)
                                                                                --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................   737,548,712     119,002,707
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ............................     7,123,139       4,261,866
                 Cost of shares redeemed .....................................  (620,473,602)   (154,821,892)
                 Redemption fees .............................................            --         226,801
                                                                                --------------  --------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .............................................   124,198,249     (31,330,518)
                                                                                --------------  --------------
                 Increase (decrease) in net assets ...........................   260,640,359     102,661,885
                 Net assets at beginning of period ...........................   621,914,690     519,252,805
                 Net assets at end of period (including undistributed net
                 investment income of $5,604,292 and $5,240,925,                --------------  --------------
                    respectively) ............................................  $882,555,049    $621,914,690
                                                                                --------------  --------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................    30,148,974      32,011,664
                                                                                --------------  --------------
                 Shares sold .................................................    27,610,297       6,222,218
                 Shares issued to shareholders in reinvestment of
                 distributions ...............................................       334,106         250,550
                 Shares redeemed .............................................   (22,961,644)     (8,335,458)
                                                                                --------------  --------------
                 Net increase (decrease) in Fund shares ......................     4,982,759      (1,862,690)
                                                                                --------------  --------------
                 Shares outstanding at end of period .........................    35,131,733      30,148,974
                                                                                --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Latin America Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                         For the Period
                                                                                                        December 8, 1992
                                                                                                         (commencement
                                                                                                       of operations) to
                                                               Years Ended October 31,                    October 31,
                                                  1997 (a)      1996 (a)        1995          1994            1993
---------------------------------------------------------------------------------------------------------------------------
                                                 --------------------------------------------------------------------------
Net asset value, beginning of period .........      $20.63       $16.22        $24.44        $18.41        $12.00
Income from investment operations:               --------------------------------------------------------------------------
Net investment income (loss) .................         .26          .25           .09          (.03)          .03
Net realized and unrealized gain (loss) on
   investment transactions ...................        4.49         4.30         (7.62)         6.10          6.36
                                                 --------------------------------------------------------------------------
Total from investment operations .............        4.75         4.55         (7.53)         6.07          6.39
                                                 --------------------------------------------------------------------------
Less distributions:
From net investment income ...................        (.26)        (.15)           --            --            --
In excess of net investment income ...........          --           --            --          (.06)           --
From net realized gains on investment
   transactions ..............................          --           --          (.73)         (.06)           --
                                                 --------------------------------------------------------------------------
Total distributions ..........................        (.26)        (.15)         (.73)         (.12)           --
                                                 --------------------------------------------------------------------------
Redemption fees (c) ..........................          --          .01           .04           .08           .02
                                                 --------------------------------------------------------------------------
Net asset value, end of period ...............      $25.12       $20.63        $16.22        $24.44        $18.41
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................       23.25        28.31(d)     (30.96)(d)     33.43(d)      53.42**(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......         883          622           519           809           261
Ratio of operating expenses, net to
   average daily net assets (%) ..............        1.89         1.96          2.08          2.01          2.00*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ......................        1.89         1.96          2.11          2.05          2.69*
Ratio of net investment income (loss) to
   average daily net assets (%) ..............         .98         1.32           .52          (.20)          .44*
Portfolio turnover rate (%) ..................        41.8         22.4          39.5          22.4           4.6*
Average commission rate paid (b) .............      $.0002       $.0001       $    --       $    --        $   --

(a) Based on monthly average of shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.
(c)Until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% was assessed and retained by the Fund for the benefit of the remaining shareholders.
(d)Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*  Annualized
** Not annualized


                         17 - Scudder Latin America Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.


                         18 - Scudder Latin America Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Effective January 23, 1997, the Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain
(loss) on foreign currency related transactions.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.


                         19 - Scudder Latin America Fund

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income from certain portfolio companies may fluctuate significantly from year to year due to dividend distribution policies of such companies.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $441,643,000 and $347,157,403, respectively.

                               C. Related Parties

On September 11, 1997, the Fund's Board of Directors approved a new Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"). As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% on the first $1 billion of the Fund's average daily net assets, and 1.15% of such net assets in excess of $1 billion, computed and accrued daily and payable monthly. Under the Investment Management Agreement between the Fund and the Adviser which was in effect prior to September 11, 1997 (the "Prior Agreement"), the Fund agreed to pay the Adviser an annual rate of 1.25% of the Fund's average daily net assets. For the period July 1, 1997 to September 11, 1997, the Adviser agreed to waive a portion of its management fee amounting to 0.10% of average daily net assets over $1 billion. For the year ended October 31, 1997, the fee pursuant to both the Agreement and the Prior Agreement amounted to $11,498,432, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SSC aggregated $2,362,155, of which $189,399 is unpaid at October 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be


                         20 - Scudder Latin America Fund
invested in the Underlying Funds. For the year ended October 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $8,913.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1997, the amount charged to the Fund by STC aggregated $24,787, of which $2,912 is unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $447,599, of which $85,629 is unpaid at October 31, 1997.

The Fund pays each of its Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $63,327.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         21 - Scudder Latin America Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Latin America Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Latin America Fund including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Latin America Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 15, 1997


                         22 - Scudder Latin America Fund

                                 TAX INFORMATION

The Fund paid foreign taxes of $851,259 and the Fund recognized $8,439,908 of foreign source income during the fiscal year ended October 31, 1997. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.0242 per share of foreign taxes and $.240 of income from foreign sources as having been paid in the fiscal year ended October 31, 1997.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, the Fund designates $38,726,806 as a long-term capital gain dividend for the fiscal year ended October 31, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.


                         23 - Scudder Latin America Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Latin America Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.


                                                    Number of Votes:
                                                    ----------------

                    Director                 For                      Withheld
                    --------                 ---                      --------

       Paul Bancroft III                  19,945,904                  930,220

       Sheryle J. Bolton                  19,954,373                  921,751

       William T. Burgin                  19,963,209                  912,915

       Thomas J. Devine                   19,937,091                  939,033

       Keith R. Fox                       19,977,483                  898,641

       William H. Gleysteen, Jr.          19,938,774                  937,350

       William H. Luers                   19,947,896                  928,228

       Wilson Nolen                       19,953,978                  922,145

       Daniel Pierce                      19,965,716                  910,408

       Kathryn L. Quirk                   19,945,558                  930,566

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

               19,259,365                  936,296                    680,463                   1,187,750

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                Number of Votes:
                                ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

               18,621,515                 2,177,635                  1,043,445                  1,123,443


                        24 - Scudder Latin America Fund

4. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       4.1  Diversification                  17,120,134           1,529,079            1,039,161           1,187,750

       4.2  Borrowing                        16,993,639           1,655,808            1,038,927           1,187,750

       4.3  Senior securities                17,069,665           1,577,124            1,041,585           1,187,750

       4.4  Purchase of physical             17,050,997           1,589,387            1,047,990           1,187,750
            commodities

       4.5  Concentration                    17,071,417           1,576,333            1,040,624           1,187,750

       4.6  Underwriting of securities       17,103,474           1,539,574            1,045,326           1,187,750

       4.7  Investment in real estate        17,109,234           1,548,839            1,030,301           1,187,750

       4.8  Lending                          17,064,544           1,415,114            1,208,716           1,187,750


5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

         For                      Against                    Abstain
         ---                      -------                    -------

      19,753,989                  391,831                    730,304


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                        25 - Scudder Latin America Fund

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                                  intentionally
                                   left blank.






                        26 - Scudder Latin America Fund

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                                  intentionally
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                        27 - Scudder Latin America Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Richard W. Desmond*
Assistant Secretary

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant
Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


                         *Scudder, Stevens & Clark, Inc.


                        28 - Scudder Latin America Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                         29 - Scudder Latin America Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         30 - Scudder Latin America Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                         31 - Scudder Latin America Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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